BARON

FUNDS®

Baron Opportunity Fund

Supplement dated December 22, 2014

to Summary Prospectus dated January 28, 2014

IMPORTANT NOTICE REGARDING CHANGE IN THE INVESTMENT STRATEGY

Effective February 20, 2015, in connection with the principal investment strategy of Baron Opportunity Fund (the “Fund”), the Summary Prospectus of the Fund is modified as follows:

On page 2 of the Summary Prospectus, the following sentences under “Principal Investment Strategies of the Fund,” which read as follows: “The Fund invests primarily in equity securities in the form of common stock of high growth businesses selected for their capital appreciation potential. The Fund will invest at least 65% of its assets in equity securities of companies with market capitalizations between $1 billion and $15 billion at the time of purchase. Companies with market capitalizations that have moved outside of that range since the time of purchase will continue to be included in the $1 billion to $15 billion range for the purpose of the 65% requirement.” are deleted in their entirety and replaced with the following: “The Fund invests primarily in equity securities in the form of common stock of high growth businesses of any market capitalization selected for their capital appreciation potential.”

This information supplements the Summary Prospectus dated January 28, 2014. This Supplement and the Summary Prospectus constitute a current prospectus. To request another copy of the Summary Prospectus or the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.